COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 7. COMMITMENTS AND CONTINGENCIES

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

In accordance with the terms of a Convertible Loan Note (‘Note’) on August 9, 2022 (the Conversion Date) the Company issued 1,838,200 (on a post-ratio change basis) Ordinary Shares and 3,676,400 (on a post-ratio change basis) listed warrants to the Note holder in full satisfaction of the Note in the aggregate amount of $781,233. The holder filed a claim in the English courts on June 19, 2023 asserting that notice was provided such that the Company should have paid it the value of the Note in cash, rather than by settling it through the issuance of Ordinary Shares and listed warrants. The holder is demanding payment of the face value of the Note, together with interest, (approximately $860,000 as at the time of the initial filing of the claim). The litigation process is ongoing and is not expected to conclude until Q4 2025. The Company has retained English solicitors and is contesting the claim in its entirety. The Company believes that it acted correctly under the terms of the Note and has accounted for the transaction on that basis, and that no further amounts are payable to the holder.